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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 2 on Form S-3 of our report dated August 6, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in Identix Incorporated's Annual Report on Form 10-K for the year ended June 30, 2002.



PricewaterhouseCoopers LLP
San Jose, California
October 4, 2002